SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549



                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported):  December 20, 2001



                     Stratus Properties Inc.
     (Exact name of registrant as specified in its charter)

    Delaware                 0-19989             72-1211572
 (State or other          (Commission          (IRS Employer
 jurisdiction of          File Number)         Identification
 incorporation or                                  Number)
   organization)

                 98 San Jacinto Blvd., Suite 220
                       Austin, Texas 78701
            (address of principal executive offices)

 Registrant's telephone number, including area code:  (512) 478-5788





Item 5.   Other Events and Regulation FD Disclosure.

Stratus Properties Inc. announces the establishment of a new bank credit facility (Exhibit 99.1).



                            SIGNATURE
                       ------------------

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                              Stratus Properties Inc.

                              By:   /s/ C. Donald Whitmire, Jr.
                                   ------------------------------
                                        C. Donald Whitmire, Jr.
                                      Vice President -Controller
                                      (authorized signatory and
                                     Principal Accounting Officer)

Date:  December 21, 2001



                     Stratus Properties Inc.
                         Exhibit Index

Exhibit
Number
-------
99.1      Press Release dated December 20, 2001 "Stratus
          Properties Announces New Bank Credit Facility".